The Kenwood Funds

The Kenwood Growth & Income Fund

Annual Report

April 30, 1998







Shareholder Letter                                      1-2
Performance Summary                                     3
Statement of Assets and Liabilities                     4
Statement of Operations                                 5
Statements of Changes in Net Assets                     6
Financial Highlights                                    7
Schedule of Investments                                 8
Notes to the Financial Statements                       9-10
Report of Independent Accountants                       11

This report is authorized for distribution only when preceded or accompanied by a current prospectus.

June 8, 1998

Dear Fellow Shareholders:

The twelve months ending April 30, 1998 produced an unprecedented third consecutive year of very strong stock market returns. We continue to strive toward our goal of providing you with a high total rate of return, while assuming lower risks. The portfolio is built to have strong value based fundamentals so that, in our judgment, these stocks have reasonable prices at purchase, are managed well by proven business leaders and that the successful execution of each company's business plan will likely lead to higher valuations in the market place over time. It is especially important, in our view, that reasonable control of risk be implemented closely when the stock market is selling at historically high levels of price to book value and price to earnings rations.

The Fund returned 35.66% for the twelve months ending April 30, 1998. The broad market indexes performed even better with a 41.07% increase for the S & P 500 and a 47.92% increase for the S & P 400 Midcap Index. The market has been experiencing stronger performance in larger sized companies. Also, some of the more cyclical and growth oriented companies in the mid-capitalization universe performed very well in the past year. This accounted for much of the premium performance of the indices versus the Fund. Global investors and other strategic investors are not currently focused on value based judgments when looking at the U.S. equity market in our opinion. These powerful money flows are setting the tome for the larger company bias in the market. We believe a value based strategy such as that used by The Kenwood Growth and Income Fund will win in the long term because it is constructed with lower inherent risk and is not dependent upon projecting superior earnings expectations out to infinity.

Performance was strong in the three month period ending April 30, 1998. The Fund returned 15.00% while the S&P 500 rose by 13.96% and the S&P 400 Midcap Index increased 11.01%. Winning stocks in the quarter included Beneficial Corporation, Kmart Corporation, and the Loewen Group, Inc. Weak performers included DSC Corporation, Entergy Corporation and Mallinckrodt Inc.

Assets under management in the Fund continue to grow. The Fund reached $3.1 million on April 30, 1998. Two important publishers of mutual fund data and statistical comparisons now include The Kenwood Growth and Income Fund in their publications. Investors are encouraged to track the Fund in reports from Morningstar and Lipper Analytical Services.

In addition to investing directly by calling 1-(888)-KEN-FUND, investors may now conveniently invest in The Kenwood Growth and Income Fund through Charles Schwab's Mutual Fund OneSource service. Simply call 1-(800)-435-4000 or visit a Charles Schwab office for more information.

Long term investors should focus upon the continued favorable stock market environment of lower interest rates, lower inflation, lower capital gains taxes and sound fiscal and monetary policies. The stock market is expected to continue to be the best investment vehicle to build wealth and to meet your long term financial needs such as retirement planning, educational expenses and other goals.

We appreciate your confidence in choosing The Kenwood Group to help you achieve your financial goals. We value you as clients and look forward to a long-term relationship.

Sincerely

/s/ Barbara L. Bowles

Barbara L. Bowles, CFA
President


THE KENWOOD GROWTH & INCOME FUND

PERFORMANCE SUMMARY

        Kenwood
        Growth &        S & P
        Income          MidCap
Date    Fund            400 Index
Apr-96  10,000          10,000
May-96  10,330          10,135
Jun-96  10,390          9,983
Jul-96  9,600           9,307
Aug-96  9,850           9,844
Sep-96  10,400          10,273
Oct-96  10,290          10,303
Nov-96  10,890          10,883
Dec-96  10,815          10,895
Jan-97  11,220          11,304
Feb-97  11,372          11,211
Mar-97  11,302          10,733
Apr-97  11,352          11,013
May-97  12,335          11,974
Jun-97  12,660          12,310
Jul-97  13,237          13,529
Aug-97  13,308          13,513
Sep-97  13,866          14,290
Oct-97  13,450          13,668
Nov-97  13,613          13,870
Dec-97  14,086          14,409
Jan-98  13,391          14,135
Feb-98  14,672          15,305
Mar-98  15,259          15,996
Apr-98  15,400          16,288

                        Fiscal Year ended       Average Annual
Total Return            April 30, 1998          Since Inception 5/1/96

The Kenwood Growth &
Income Fund             35.66%                  24.10%

S&P MidCap 400 Stock
Index*<F1>              47.92%                  27.63%

*<F1>The Standard & Poor's MidCap 400 Index (S&P MidCap) is a capital-weighted index, representing the aggregate market value of the common equity of 400 stocks chosen by Standard & Poor's with a medium capitalization of approximately $700 million. This chart assumes an initial investment of $10,000 made on May 1, 1996 (commencement of operations). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

THE KENWOOD GROWTH & INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1998


ASSETS:

        Investments, at value (cost $2,937,133)         $3,316,333
        Income receivable                               1,966
        Receivable for capital shares sold              15,200
        Receivable for securities sold                  41,779
        Prepaid expenses                                6,262
        Receivable from Adviser                         30,671

             Total Assets                               3,412,211

LIABILITIES:

        Accrued expenses and other liabilities          41,120
        Payable for securities purchased                265,344

             Total Liabilities                          306,464


NET ASSETS                                              $3,105,747

NET ASSETS CONSIST OF:

        Capital stock                                   $2,639,915
        Undistributed net investment income             5,744
        Undistributed accumulated net realized gains
                on investments                          80,888
        Unrealized net appreciation on investments      379,200

        Total Net Assets                                $3,105,747

        Shares outstanding (unlimited amount of shares
        authorized)                                     219,065

        Net asset value and redemption price per share  $14.18


                See notes to the financial statements.





THE KENWOOD GROWTH & INCOME FUND

STATEMENT OF OPERATIONS
For the Year ended April 30, 1998

INVESTMENT INCOME:

        Dividend income                                 $32,146
        Interest income                                 9,114

EXPENSES:

        Shareholder servicing fees                      25,494
        Professional fees                               24,021
        Fund accounting fees                            20,009
        Administration fees                             19,002
        Investment advisory fees                        15,753
        Federal and state registration fees             13,888
        Custody fees                                    11,216
        Trustees' fees and expenses                     9,490
        Distribution fees                               5,251
        Reports to shareholders                         2,986
        Other                                           1,204

        Total expenses before voluntary waiver and
                reimbursement                           148,314
        Less: Voluntary waiver of expenses and
                reimbursement from Adviser              (127,451)


                Net expenses                            20,863

NET INVESTMENT INCOME                                   20,397

REALIZED AND UNREALIZED GAINS:

        Net realized gain on investments                221,113
        Change in unrealized appreciation
                on investments                          355,978

             Net gain on investments                    577,091


NET INCREASE IN NET ASSETS
        RESULTING FROM OPERATIONS                       $597,488



                See notes to the financial statements.







THE KENWOOD GROWTH & INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS



                                        Year ended April 30,
                                        1998            1997
OPERATIONS:

        Net investment income           $20,397         $8,370
        Net realized gain on
        investments                     221,113         17,142
        Change in unrealized
        appreciation on investments     355,978         23,222

        Net increase in net assets
        resulting from operations       597,488         48,734

CAPITAL SHARE TRANSACTIONS:

        Shares sold                     1,413,437       1,125,873
        Shares issued to owners in
          reinvestment of dividends     173,632         5,927
        Shares redeemed                 (175,190)       (3,774)

        Net increase in net assets resulting
          from capital share
          transactions                  1,411,879       1,128,026



DISTRIBUTIONS TO SHAREHOLDERS:

        Dividends from net investment
        income                          (18,982)        (4,041)
        Distributions from net
        realized capital gains           (155,240)       (2,127)

             Total distributions        (174,222)       (6,168)



TOTAL INCREASE
        IN NET ASSETS                   1,835,145       1,170,592



NET ASSETS:

        Beginning of year               1,270,602       100,010

        End of year (including          $3,105,747      $1,270,602
        undistributed net investment
        income of $5,744 and
        $4,329, respectively)



                See notes to the financial statements.





THE KENWOOD GROWTH & INCOME FUND

FINANCIAL HIGHLIGHTS

                                        Year ended April 30,
                                        1998            1997

SELECTED PER SHARE DATA (1)<F2>:

Net asset value, beginning of year      $11.20          $10.00

Income from investment operations:

        Net investment income           0.09            0.14
        Net realized and unrealized
        gains on securities             3.82            1.21

        Total from investment
        operations                      3.91            1.35


Less distributions:

        Dividends from net investment
        income                          (0.10)          (0.10)
        Distributions from net
        realized capital gains          (0.83)          (0.05)

        Total distributions             (0.93)          (0.15)



Net asset value, end of year            $14.18          $11.20


Total return                            35.66%          13.52%


Supplemental data and ratios:

        Net assets, end of year         $3,105,747      $1,270,602

        Ratio of net expenses to
        average net assets (2)<F3>      0.99%           0.92%

        Ratio of net investment income
        to average net assets (2)<F3>   0.97%           1.85%

        Portfolio turnover rate         73.27%          31.21%

        Average commission rate paid    $0.0596         $0.0600

(1)<F2> Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

(2)<F3> Without voluntary expense reimbursements and waivers of $127,451 and $113,568, the ratio of expenses to average net assets would have been 7.06% and 26.06%, and the ratio of net investment income to average net assets would have been (5.10)% and (23.29)%, respectively, for the years ended April 30, 1998 and April 30, 1997.

                See notes to the financial statements.





THE KENWOOD GROWTH & INCOME FUND

SCHEDULE OF INVESTMENTS

April 30, 1998



Number of                                               Market
Shares                                                  Value

        COMMON STOCKS   96.5%

        Autos & Transportation 6.9%
345     AMR Corporation *<F4>                           $52,569
1,310   FDX Corporation*<F4>                            89,342
743     Illinois Central Corporation                    29,534
945     Kansas City Southern Industries, Inc.           42,702

                                                        214,147
        Banking 5.6%
1,900   Colonial BancGroup, Inc.                        68,224
5,520   Sovereign Bancorp, Inc.                         104,340

                                                        172,564

        Computers 1.4%
800     Computer Sciences Corporation *<F4>             42,200



        Consumer Discretionary 3.1%
905     American Greetings Corporation - Class A        41,856
600     Mattel, Inc.                                    22,988
950     The Limited, Inc.                               32,334

                                                        97,178

        Electronic Equipment 6.4%
1,900   Avnet, Inc.                                     117,268
4,966   CommScope, Inc.*<F4>                            80,697

                                                        197,965
        Engines 0.5%
300     Cummins Engine Company, Inc.                    16,222


        Financial Services 11.0%
100     Beneficial Corporation                          13,038
800     First Chicago NBD Corporation                   74,300
670     First Commerce Corporation                      54,521
1,150   The PMI Group, Inc.                             93,574
100     St. Paul Companies, Inc.                        8,475
3,700   United Asset Management Corporation             97,748

                                                        341,656

        Food & Beverages 4.6%
1,350   Bestfoods                                       73,987
2,900   Wendy's International, Inc.                     69,781

                                                        143,768

        Funeral Services 2.9%
3,200   The Loewen Group, Inc.                          90,800



        Healthcare 6.2%
205     Baxter International, Inc.                      11,365
2,888   Foundation Health Corporation *<F4>             83,571
3,000   Maillinckrodt, Inc.                             96,811

                                                        191,747

        Integrated Oils 6.8%
1,370   Occidental Petroleum Corporation                40,329
2,770   Ultramar Diamond Shamrock Corporation           89,629
2,000   Unocal Corporation                              81,875

                                                        211,833
        Leisure & Entertainment 5.7%
3,150   Callaway Golf Company                           85,838
2,500   Hasbro, Inc.                                    92,031

                                                        177,869
        Materials & Processing 6.8%
1,250   Fluor Corporation                               59,063
2,550   Nalco Chemical Company                          101,411
1,800   Rubbermaid,Inc.                                 51,525

                                                        211,999

        Photographic Equipment 1.3%
900     Polaroid Corporation                            39,824


        Printing 4.2%
1,600   Bowne & Co., Inc.                               66,149
3,600   John H. Harland Company                         64,125

                                                        130,274

        Real Estate Investment Trusts (REITS) 3.2%
3,500   Arden Realty, Inc.                              98,293


        Retail 2.8%
5,000   KMart Corporation *<F4>                         87,188


        Security Services 3.4%
2,700   Pittston Brink's Group                          105,638

        Technology 6.0%
665     Adobe Systems, Inc.                             33,292
5,260   DSC Communications Corporation *<F4>            94,849
5,905   Novell, Inc. *<F4>                              59,050

                                                        187,191

        Telecommunications 2.2%
3,000   General Instrument Corporation *<F4>            67,312


        Utilities 5.5%
1,027   Century Telephone Enterprises                   43,712
2,600   Entergy Corporation                             64,675
2,010   Interstate Energy Corp.                         63,441

                                                        171,828

        Total Common Stocks (Cost $2,618,296)           2,997,496

Principal
Amount

        SHORT-TERM INVESTMENTS 10.3%
        Variable Rate Demand Notes 10.3%
$100,000        General Mills,Inc.                      100,000
42,317          Johnson Controls, Inc.                  42,317
76,520          Pitney Bowes Credit Corporation         76,520
100,000         Sara Lee Corporation                    100,000

        Total Short-Term Investments (Cost $318,837)    318,837

        Total Investments (Cost $2,937,133) 106.8%      3,316,333

        Liabilities, less Other Assets (6.8)%           (210,586)

        TOTAL NET ASSETS 100.0%                         $3,105,747

        *<F4>non-income producing



                See notes to the financial statements.



THE KENWOOD GROWTH & INCOME FUND

NOTES TO THE FINANCIAL STATEMENTS

1).  ORGANIZATION

        The Kenwood Growth & Income Fund (the "Fund") is a mutual fund created by The Kenwood Funds (the "Trust") which was organized as a business trust under the laws of Delaware on January 9, 1996. The Fund is the sole series issued by the Trust, which is an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act"), as amended. The
Fund issued and sold 10,001 shares of its capital stock at $10 per share on April 11, 1996. The Fund commenced operations on May 1, 1996. The objective of the Fund is capital appreciation and current income.

2).  SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

a). Investment Valuation - Securities which are traded on a securities exchange (including options on indexes so traded) or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale price available, at the last current bid quotation. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Debt securities maturing in 60 days or less are normally valued at amortized cost. Debt securities having maturities over 60 days or for which amortized cost is not deemed to reflect fair value, may be priced by independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Other securities, including restricted securities, and other assets are valued at fair value as determined in good faith by the Board of Trustees.

b). Federal Income Taxes - No provision for federal income taxes or excise taxes has been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

c). Expenses - The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration and certain shareholder service fees.

d). Distributions to Shareholders - Dividends from net investment income are declared and paid at least annually.
Distributions of net realized capital gains, if any, will be declared at least annually.

e). Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f). Other - Investment and shareholder transactions are accounted for no later than the first business day after trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3).  CAPITAL SHARE TRANSACTIONS

        Transactions in shares of the Fund were as follows:

                                                Year ended April 30,

                                                1998            1997
        Shares sold                             104,639         103,258
        Shares issued to owners in
        reinvestment of dividends               13,387          555

                                                118,026         103,813

        Shares redeemed                         (12,443)        (332)

          Net increase                          105,583         103,481



4).  INVESTMENT TRANSACTIONS

        The aggregate purchases and sales of equity securities, excluding short-term investments, for the Fund for the year ended April 30, 1998, were as follows:

                                        Purchases       Sales

        U. S. Government                --              --
        Other                           $2,843,200      $1,426,033

        At April 30, 1998, gross unrealized appreciation and depreciation of investments for federal income tax purposes was as follows:

        Appreciation                            $442,562
        (Depreciation)                          (75,143)

        Net unrealized appreciation
                on investments                  $367,419


        At April 30, 1998, the cost of investments for federal income tax purposes was $2,948,914.

5).  INVESTMENT ADVISORY AND OTHER AGREEMENTS

        The Trust has entered into an investment advisory agreement with The Kenwood Group, Inc. (the "Adviser"). Pursuant to its Advisory Agreement with the Fund, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.75% on the first $500 million of average net assets, 0.70% on the next $500 million of average daily net assets, and 0.65% on the average daily net assets over $1 billion. The Adviser has voluntarily waived and reimbursed certain expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities and extraordinary items) exceeded the annual rate of 1.00% of the average net assets of the Fund, computed on a daily basis. The total amount of fees waived and reimbursed by the Adviser for the year ended April 30, 1998 was $127,451.

        The Trust has entered into a distribution agreement with AmeriPrime Financial Securities, Inc. (the "Distributor"). Pursuant to the Distribution Plan adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, the Fund is authorized to expend up to 0.25% annually of the Fund's average daily net assets to pay distribution fees and to cover certain expenses incurred in connection with the distribution of the Fund's shares. Rule 12b-1 permits an investment company to finance, directly or indirectly, any activity which is primarily intended to result in the sale of its shares only if it does so in accordance with the provisions of the Rule.

 6).  RELATED PARTIES

        Officers and Trustees of the Trust held 49,900 shares or 22.8% of the outstanding shares of the Fund as of April 30, 1998.


THE KENWOOD GROWTH & INCOME FUND

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of

The Kenwood Funds - The Kenwood Growth & Income Fund

        We have audited the accompanying statement of assets and liabilities of The Kenwood Funds - The Kenwood Growth & Income Fund (the "Fund"), including the schedule of investments, as of April 30, 1998, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmations of securities owned as of April 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of April 30, 1998, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Milwaukee, Wisconsin

May 15, 1998